Intangible assets	12 Months Ended
Dec. 31, 2017
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Intangible assets
11.	Intangible assets:

	Professional Services Agreements	Patents	Total

Cost

Balance as at January 1, 2016	$94,416,692	$532,598	$94,949,290

Additions through business combinations (note 4)	61,218,456	-	61,218,456

Balance as at December 31, 2016	155,635,148	532,598	156,167,746

Additions through business combinations (note 4)	59,798,340	-	59,798,340

Impairment	(6,653,015)	-	(6,653,015)
Balance as at December 31, 2017	$208,780,473	$532,598	$209,313,071

	Professional Services Agreements	Patents	Total

Accumulated depreciation

Balance as at January 1, 2016	$7,175,823	$466,200	$7,642,023

Amortization expense	14,823,948	34,464	14,858,412

Balance as at December 31, 2016	21,999,771	500,664	22,500,435

Amortization expense	23,723,277	(3,247)	23,720,030

Balance as at December 31, 2017	$45,723,048	$497,417	$46,220,465

	Professional Services Agreements	Patents	Total

Net book value

December 31, 2017	$163,057,425	$35,181	$163,092,606

December 31, 2016	$133,635,377	$31,934	$133,667,311

At each reporting period, the company evaluates cash generating units for impairment of the related professional services agreements. At December 31, 2017, the Company identified impairment triggers in the Gastroenterology Anesthesia Associates LLC (“GAA”) and Community Anesthesia LLC (“Community”) cash generating units.

The aggregate carrying amounts of intangible assets allocated to each entity, prior to impairment charges, are as follows:

	2017	2016

GAA	$49,013,454	$54,510,290
Community	14,510,783	18,706,671
	$63,524,237	$73,216,961

The impairment tests performed for the above entities were based on their value in use and were determined by discounting the estimated future cash flows generated from the continuing use of these units.

The calculation of value in use was made on the following key assumptions:

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Cash flows were projected based on past experience, using actual operating results and planned results for the near term. Terminal value calculations for each cash generating unit were extrapolated using a constant growth rate equal to the long-term average growth rate in the United States;

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Management applied internally determined discount rates in determining the recoverable amount for these cash generating units. Risk free discount rates were used and risks specific to the assets were factored into the cash flows.

The key assumptions used in performing the impairment tests in 2017 were:

Cash generating unit	Valuation method	Discount rate	Perpetual growth rate
GAA	Value in use	18.0%	1.4%
Community	Value in use	20.50%	1.3%

The net present value of the expected cash flows was compared to the carrying value of the professional services agreements relating to the cash generating units at year end. Based on management’s analysis, the Company recorded an impairment of the professional services agreement relating to the GAA cash generating unit of $6,653,015. No impairment of the professional services agreement relating to the Community cash generating unit was identified.

At December 31, 2016, there were no indications of impairment identified in respect of these entities and therefore, an estimate of recoverable amount was not completed.